UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 7, 2013

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 7, 2013, FBL Financial Group, Inc. issued a news release reporting its financial results for the three months ended December 31, 2012. The news release is furnished as Exhibit 99.1 hereto and the Financial Supplement as Exhibit 99.2 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 7.01. Regulation FD Disclosure

On February 7, 2013, FBL Financial Group, Inc. provided, via this filing, information regarding its investment portfolio as of December 31, 2012. The information is attached as exhibit 99.3.

Subject to approval by the Board of Directors, FBL Financial Group, Inc. expects to increase its quarterly cash dividend to $0.11 per share from $0.10 per share beginning with first quarter 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
Registrant

Date: February 7, 2013

/s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No:    Description
Exhibit 99.1    News release of the registrant dated February 7, 2013
Exhibit 99.2    Financial Supplement for the quarter ended December 31, 2012
Exhibit 99.3    Investment Portfolio Information as of December 31, 2012